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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): March 27, 2002

American Classic Voyages Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264	31-0303330

(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 200 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 258-1890
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     As previously reported and pursuant to the requirements of Chapter 11, on January 4, 2002, each of the Company and the Filing Subsidiaries filed individual Schedules of Assets and Liabilities (a “Schedule,” and collectively, the “Schedules”) with the U.S. Trustee Office. On March 27, 2002, each of the Company and the Filing Subsidiaries other than DQSC Property Co. filed an amendment to the Schedules (an “Amendment,” and collectively, the “Amendments”).

     The Amendments do not reiterate data that has not changed from the original filing of the Schedules. Only data that has been modified or added is included in the Amendments. The financial data included in the Amendments is not audited. The Amendments are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Amendments are complete.

     Copies of the respective Amendments filed by each of the Company and the Filing Subsidiaries other then DQSC Property Co. on March 27, 2002, are attached as Exhibits 99.1 through Exhibit 99.19 hereto.(1)

(1) The Amendments are included in their entirety except for Schedule E - Creditors Holding Unsecured Priority Claims (“Schedule E”) and Schedule F - Creditors Holding Unsecured Non-Priority Claims (“Schedule F”) to the Schedule of Asset and Liabilities, which has been omitted. The total dollar amount of claims reported on the respective Schedules E and F is included on the Summary of Schedules for each of the Company and the Filing Subsidiaries.

Item 7. Exhibits.

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.2	Great Ocean Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.3	Great AQ Steamboat, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.4	Cape May Light, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.5	Cape Cod Light, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.6	Great River Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.8	Cruise America Travel, Incorporated Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.9	AMCV Cruise Operations, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.10	CAT II, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.11	Great Independence Ship Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.12	The Delta Queen Steamboat Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.13	Great Hawaiian Properties Corporation Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.14	Ocean Development Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.15	AMCV Holdings, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.16	DQSB II, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.17	Great Hawaiian Cruise Line, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.18	American Hawaii Properties Corporation Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.19	Great Pacific NW Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: April 5, 2002	By: /s/ Jordan B. Allen

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit

99.1	American Classic Voyages Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.2	Great Ocean Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.3	Great AQ Steamboat, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.4	Cape May Light, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.5	Cape Cod Light, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.6	Great River Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.7	Delta Queen Coastal Voyages, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.8	Cruise America Travel, Incorporated Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.9	AMCV Cruise Operations, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.10	CAT II, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.11	Great Independence Ship Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.12	The Delta Queen Steamboat Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.13	Great Hawaiian Properties Corporation Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.14	Ocean Development Co. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.15	AMCV Holdings, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.16	DQSB II, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.17	Great Hawaiian Cruise Line, Inc. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.18	American Hawaii Properties Corporation Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002

99.19	Great Pacific NW Cruise Line, L.L.C. Amendment to the Schedule of Assets and Liabilities, filed March 27, 2002